UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-01899

Dreyfus Research Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	02/28(9)
Date of reporting period:	02/28/18

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Research Growth Fund, Inc.

ANNUAL REPORT February 28, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Research Growth Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Research Growth Fund, Inc., covering the 12-month period from March 1, 2017 through February 28, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets early in the reporting period were dominated by expectations of more business-friendly regulatory, tax and fiscal policies from a newly inaugurated U.S. presidential administration. Domestic and international stocks continued to rally in the spring as corporate earnings grew and global economic conditions improved. Later, the passage of tax reform legislation fueled additional stock market gains.

In light of three short-term interest-rate hikes and concerns that inflation might accelerate in a growing economy, high-quality government bonds generally produced flat total returns for the reporting period. Corporate-backed securities and municipal bonds fared somewhat better, generating moderately positive results.

The markets’ performance over the reporting period was supported by solid underlying fundamentals, including sustained economic growth, a robust labor market and strong consumer and business confidence. We currently expect these favorable conditions to persist, but we remain watchful for economic and political developments that could negatively affect the markets. Indeed, in February 2018, we witnessed a return of heightened volatility to the financial markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
March 15, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from March 1, 2017 through February 28, 2018, as provided by Elizabeth Slover, Barry Mills, and David Sealy, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended February 28, 2018, Dreyfus Research Growth Fund, Inc.’s Class A shares produced a total return of 19.73%, Class C shares returned 18.95%, Class I shares returned 20.07%, Class Y shares returned 20.05%, and Class Z shares returned 20.02%.1 In comparison, the fund’s benchmark, the Russell 1000® Growth Index (the “Index”), produced a total return of 26.11% over the same period.2

Stocks gained considerable ground amid continued economic expansion, rising corporate earnings, and supportive U.S. government policies. The fund lagged its benchmark, largely due to security selection shortfalls in the health care, consumer discretionary, energy, and financials sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The fund may invest up to 25% of its assets in foreign securities.

The fund invests in stocks selected by a team of core research analysts, with each analyst responsible for fund investments in his or her area of expertise. These analysts utilize a fundamental, bottom-up research process to identify investments for the fund. The fund invests in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation. The analysts, under the direction of the head of the core research team, determine the fund’s allocations among market sectors. The fund’s portfolio is structured so that its sector weightings generally are similar to those of the Index.

The fund typically sells a security when the research analyst responsible for the investment believes there has been a negative change in fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

Rising Corporate Earnings Drove Markets Higher

Equity markets were reenergized in the weeks before the start of the reporting period in anticipation of a newly inaugurated presidential administration’s more business-friendly policies, which were expected to stimulate greater economic growth. Although the market’s advance paused briefly at the start of the reporting period, better-than-expected corporate earnings and encouraging global economic developments drove the Index higher through the spring and summer. Later, investors responded positively to the enactment of tax-reform legislation, and the Index reached a series of new highs through January 2018. While inflation fears sparked heightened market volatility in February, the resulting declines were not enough to fully offset earlier gains.

The market’s advance was further supported by well-telegraphed shifts in monetary policy. Although rising interest rates historically have tended to undermine investor sentiment toward stocks, the Federal Reserve Board’s gradual approach to raising short-term interest rates was received calmly by investors.

In this environment, large-cap stocks produced higher returns than their small- and mid-cap counterparts, and growth stocks substantially outperformed value-oriented stocks.

Disappointing Stock Selections Limited Gains

While the fund participated in the market’s rise to a significant degree, a few disappointing holdings caused its returns to lag those of the Index. In the health care sector, notable underperformers

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

included biotechnology companies TESARO, which faced unexpected competition for a newly approved cancer therapy, and Celgene, which experienced weaker-than-expected sales due to a delayed drug launch in Europe. Additional disappointments in the health care sector included medical equipment makers Danaher and Dentsply Sirona. A few holdings in other industry groups also trailed market averages, including household products maker Newell Brands, reservation services provider The Priceline Group, and specialty retailer Ulta Beauty in the consumer discretionary sector; oilfield services provider Superior Energy Services in the energy sector; and investment banker Goldman Sachs Group and credit services provider Synchrony Financial in the financials sector.

On a more positive note, the fund generated relatively strong returns in the information technology sector, which was bolstered by overweighted sector exposure and favorable individual stock selections, such as software developers ServiceNow, Microsoft, and HubSpot; payment services provider Square; and semiconductor makers Nvidia and Texas Instruments. Other strong technology holdings included social networking giant Facebook and Internet services provider Alphabet, which more than made up for a dip in the share price of cloud-based communications company Twilio. The fund’s performance compared to the Index further benefited from a lack of exposure to the interest rate-sensitive real estate sector.

Positioned to Benefit From Strong Economic Fundamentals

While we are aware of rising international trade tensions and other developments that could derail global economic growth, we believe macroeconomic trends are likely to remain strong over the remainder of 2018. We have positioned the fund to benefit from this constructive market environment by allocating a relatively large percentage of assets to investments in the information technology, telecommunication services, and health care sectors. In contrast, as of the end of the reporting period, the fund held underweighted exposure to the consumer discretionary, real estate, and industrials sectors.

March 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. It does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through June 30, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Research Growth Fund, Inc. Class A shares, Class C shares, Class I shares, Class Y shares, and Class Z shares and the Russell 1000® Growth Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class A, Class C, and Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/30/08 (the inception date for Class A, Class C, and Class I shares), adjusted to reflect the applicable sales load for Class A shares.

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I, Class Y, and Class Z shares of Dreyfus Research Growth Fund, Inc. on 2/28/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 2/28/18
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	9/30/08	12.82%	12.92%	9.48%††
without sales charge	9/30/08	19.73%	14.26%	10.13%††
Class C shares
with applicable redemption charge†	9/30/08	17.95%	13.41%	9.29%††
without redemption	9/30/08	18.95%	13.41%	9.29%††
Class I shares	9/30/08	20.07%	14.57%	10.39%††
Class Y shares	7/1/13	20.05%	14.38%††	10.33%††
Class Z shares	2/4/72	20.02%	14.50%	10.39%
Russell 1000® Growth Index		26.11%	17.03%	11.58%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class A, Class C, and Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/30/08 (the inception date for Class A, Class C, and Class I shares), adjusted to reflect the applicable sales load for Class A shares.

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Research Growth Fund, Inc. from September 1, 2017 to February 28, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2018

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$5.41	$9.34	$4.10	$4.10	$4.42
Ending value (after expenses)	$1,119.30	$1,116.20	$1,120.80	$1,120.50	$1,120.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2018

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$5.16	$8.90	$3.91	$3.91	$4.21
Ending value (after expenses)	$1,019.69	$1,015.97	$1,020.93	$1,020.93	$1,020.63

† Expenses are equal to the fund’s annualized expense ratio of 1.03% for Class A, 1.78% for Class C, .78% for Class I, .78% for Class Y and .84% for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

February 28, 2018

Description	Shares		Value ($)
Common Stocks - 98.2%
Automobiles & Components - 2.1%
Aptiv	173,265		15,824,292
Tesla	59,238	[a,b]	20,322,188
			36,146,480
Capital Goods - 8.3%
Fortive	352,813		27,096,038
Honeywell International	231,196		34,936,028
PACCAR	287,237		20,563,297
Quanta Services	405,740	[b]	13,973,686
Raytheon	113,694		24,729,582
United Technologies	183,133		24,675,340
			145,973,971
Commercial & Professional Services - 1.0%
Cintas	103,602		17,680,717
Consumer Durables & Apparel - .8%
PVH	92,734		13,379,662
Consumer Services - 1.3%
Las Vegas Sands	300,997		21,915,592
Diversified Financials - 1.4%
Ameriprise Financial	158,504		24,796,366
Energy - .6%
Andeavor	111,303		9,974,975
Food & Staples Retailing - 1.6%
Costco Wholesale	147,052		28,072,227
Food, Beverage & Tobacco - 3.8%
Kraft Heinz	177,796		11,921,222
Monster Beverage	295,660	[b]	18,735,974
PepsiCo	326,127		35,785,916
			66,443,112
Health Care Equipment & Services - 7.5%
Becton Dickinson & Co.	116,974		25,970,567
Boston Scientific	768,421	[b]	20,947,156
IDEXX Laboratories	104,882	[b]	19,637,057
UnitedHealth Group	221,662		50,131,078
WellCare Health Plans	77,946	[b]	15,114,509
			131,800,367
Insurance - 1.7%
Progressive	507,231		29,206,361
Materials - 3.1%
DowDuPont	331,019		23,270,636
Praxair	112,304		16,817,524

Description	Shares		Value ($)
Common Stocks - 98.2% (continued)
Materials - 3.1% (continued)
Vulcan Materials	112,582		13,254,279
			53,342,439
Media - 1.3%
Charter Communications, Cl. A	65,366	[b]	22,350,596
Pharmaceuticals, Biotechnology & Life Sciences - 5.7%
Biogen	93,679	[b]	27,072,294
BioMarin Pharmaceutical	110,108	[b]	8,937,466
Bristol-Myers Squibb	227,332		15,049,378
Merck & Co.	337,969		18,324,679
Neurocrine Biosciences	170,374	[a,b]	14,384,677
Zoetis	203,454		16,451,290
			100,219,784
Retailing - 10.6%
Amazon.com	59,710	[b]	90,308,390
Dollar Tree	184,857	[b]	18,973,722
Home Depot	215,935		39,358,472
O'Reilly Automotive	84,476	[b]	20,628,194
Wayfair, Cl. A	208,930	[a,b]	16,175,361
			185,444,139
Semiconductors & Semiconductor Equipment - 6.3%
Broadcom	168,484		41,524,567
NVIDIA	154,557		37,402,794
Texas Instruments	294,798		31,941,363
			110,868,724
Software & Services - 24.1%
Activision Blizzard	374,551		27,390,915
Alphabet, Cl. A	6,897	[b]	7,613,736
Alphabet, Cl. C	68,566	[b]	75,746,917
Facebook, Cl. A	370,325	[b]	66,036,354
First Data, Cl. A	835,665	[b]	13,053,087
Fortinet	388,950	[b]	19,630,307
HubSpot	171,153	[a,b]	19,006,541
PayPal Holdings	429,341	[b]	34,093,969
salesforce.com	268,307	[b]	31,190,689
ServiceNow	140,491	[b]	22,620,456
Splunk	179,853	[a,b]	16,762,300
Square, Cl. A	330,102	[a,b]	15,201,197
Teradata	346,419	[b]	12,755,148
Twilio, Cl. A	299,079	[a,b]	10,216,539
Visa, Cl. A	401,348	[a]	49,341,723
			420,659,878
Technology Hardware & Equipment - 12.2%
Apple	552,574		98,424,481

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.2% (continued)
Technology Hardware & Equipment - 12.2% (continued)
Arista Networks	47,535	[b]	12,822,091
Microsoft	1,086,625		101,892,826
			213,139,398
Telecommunication Services - 3.0%
T-Mobile US	354,647	[b]	21,495,155
Verizon Communications	654,560		31,248,694
			52,743,849
Transportation - 1.8%
Union Pacific	246,708		32,133,717
Total Common Stocks (cost $1,186,450,264)			1,716,292,354

Other Investment - 2.2%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $39,054,385)	39,054,385	[c]	39,054,385

Investment of Cash Collateral for Securities Loaned - 2.1%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $35,985,616)	35,985,616	[c]	35,985,616
Total Investments (cost $1,261,490,265)	102.5%		1,791,332,355
Liabilities, Less Cash and Receivables	(2.5%)		(43,118,063)
Net Assets	100.0%		1,748,214,292

aSecurity, or portion thereof, on loan. At February 28, 2018, the value of the fund’s securities on loan was $60,543,991 and the value of the collateral held by the fund was $62,420,677, consisting of cash collateral of $35,985,616 and U.S. Government & Agency securities valued at $26,435,061.
bNon-income producing security.
cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	24.1
Technology Hardware & Equipment	12.2
Retailing	10.6
Capital Goods	8.3
Health Care Equipment & Services	7.5
Semiconductors & Semiconductor Equipment	6.3
Pharmaceuticals, Biotechnology & Life Sciences	5.7
Money Market Investments	4.3
Food, Beverage & Tobacco	3.8
Materials	3.1
Telecommunication Services	3.0
Automobiles & Components	2.1
Transportation	1.8
Insurance	1.7
Food & Staples Retailing	1.6
Diversified Financials	1.4
Media	1.3
Consumer Services	1.3
Commercial & Professional Services	1.0
Consumer Durables & Apparel	.8
Energy	.6
102.5

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 2/28/17 ($)	Purchases ($)	Sales ($)	Value 2/28/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	17,221,270	475,778,597	453,945,482	39,054,385	2.2	280,887
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	24,919,660	433,790,468	422,724,512	35,985,616	2.1	-
Total	42,140,930	909,569,065	876,669,994	75,040,001	4.3	280,887

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $60,543,991)—Note 1(b):
Unaffiliated issuers	1,186,450,264	1,716,292,354
Affiliated issuers	75,040,001	75,040,001
Cash		210,251
Receivable for investment securities sold		28,077,794
Dividends and securities lending income receivable		1,605,491
Receivable for shares of Common Stock subscribed		214,121
Prepaid expenses		38,486
		1,821,478,498
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		1,179,406
Liability for securities on loan—Note 1(b)		35,985,616
Payable for investment securities purchased		34,396,424
Payable for shares of Common Stock redeemed		1,435,767
Interest payable—Note 2		11,563
Accrued expenses		255,430
		73,264,206
Net Assets ($)		1,748,214,292
Composition of Net Assets ($):
Paid-in capital		1,114,450,258
Accumulated undistributed investment income—net		2,634,500
Accumulated net realized gain (loss) on investments		101,287,444
Accumulated net unrealized appreciation (depreciation) on investments		529,842,090
Net Assets ($)		1,748,214,292

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	566,181,651	43,105,573	314,303,481	348,910,636	475,712,951
Shares Outstanding	35,670,426	2,944,689	19,758,078	21,973,938	29,423,327
Net Asset Value Per Share ($)	15.87	14.64	15.91	15.88	16.17

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended February 28, 2018

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	20,247,540
Affiliated issuers	280,887
Income from securities lending—Note 1(b)	300,013
Total Income	20,828,440
Expenses:
Management fee—Note 3(a)	13,220,398
Shareholder servicing costs—Note 3(c)	2,891,096
Distribution fees—Note 3(b)	726,029
Directors’ fees and expenses—Note 3(d)	120,008
Registration fees	98,056
Professional fees	91,740
Custodian fees—Note 3(c)	73,299
Prospectus and shareholders’ reports	65,082
Loan commitment fees—Note 2	36,241
Interest expense—Note 2	13,234
Miscellaneous	20,718
Total Expenses	17,355,901
Less—reduction in expenses due to undertaking—Note 3(a)	(1,046,291)
Less—reduction in fees due to earnings credits—Note 3(c)	(29,475)
Net Expenses	16,280,135
Investment Income—Net	4,548,305
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	224,818,918
Net unrealized appreciation (depreciation) on investments	94,627,382
Net Realized and Unrealized Gain (Loss) on Investments	319,446,300
Net Increase in Net Assets Resulting from Operations	323,994,605

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28,
	2018	2017
Operations ($):
Investment income—net	4,548,305	5,950,860
Net realized gain (loss) on investments	224,818,918	138,808,305
Net unrealized appreciation (depreciation) on investments	94,627,382	152,514,448
Net Increase (Decrease) in Net Assets Resulting from Operations	323,994,605	297,273,613
Distributions to Shareholders from ($):
Investment income—net:
Class A	-	(704,203)
Class I	(1,107,611)	(2,525,061)
Class Y	(1,019,876)	(1,716,931)
Class Z	(730,542)	(2,008,079)
Net realized gain on investments:
Class A	(47,787,104)	(25,177,036)
Class C	(6,466,196)	(6,160,717)
Class I	(39,020,459)	(19,949,221)
Class Y	(29,188,891)	(11,321,619)
Class Z	(40,472,519)	(19,900,558)
Total Distributions	(165,793,198)	(89,463,425)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	85,250,527	30,743,748
Class C	2,783,910	6,342,079
Class I	107,570,525	106,697,648
Class Y	157,661,771	52,949,629
Class Z	1,655,471	2,075,626
Distributions reinvested:
Class A	45,050,338	24,501,586
Class C	4,821,620	4,660,270
Class I	34,143,800	19,463,886
Class Y	16,549,491	6,057,626
Class Z	38,560,296	20,532,050
Cost of shares redeemed:
Class A	(92,717,575)	(166,791,490)
Class C	(92,986,123)	(24,578,584)
Class I	(318,910,417)	(131,955,628)
Class Y	(75,651,941)	(66,123,652)
Class Z	(35,791,918)	(32,423,034)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(122,010,225)	(147,848,240)
Total Increase (Decrease) in Net Assets	36,191,182	59,961,948
Net Assets ($):
Beginning of Period	1,712,023,110	1,652,061,162
End of Period	1,748,214,292	1,712,023,110
Undistributed investment income—net	2,634,500	944,224

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 28,
	2018	2017
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	5,347,385	2,210,979
Shares issued for distributions reinvested	2,959,182	1,793,674
Shares redeemed	(6,094,485)	(11,838,330)
Net Increase (Decrease) in Shares Outstanding	2,212,082	(7,833,677)
Class Ca
Shares sold	197,115	485,717
Shares issued for distributions reinvested	343,329	364,084
Shares redeemed	(6,308,913)	(1,865,676)
Net Increase (Decrease) in Shares Outstanding	(5,768,469)	(1,015,875)
Class Ib
Shares sold	6,994,167	7,594,287
Shares issued for distributions reinvested	2,241,197	1,421,822
Shares redeemed	(20,205,532)	(9,371,507)
Net Increase (Decrease) in Shares Outstanding	(10,970,168)	(355,398)
Class Yb
Shares sold	10,047,548	3,760,999
Shares issued for distributions reinvested	1,085,716	442,874
Shares redeemed	(4,961,569)	(4,726,725)
Net Increase (Decrease) in Shares Outstanding	6,171,695	(522,852)
Class Zb
Shares sold	107,566	146,949
Shares issued for distributions reinvested	2,488,880	1,478,574
Shares redeemed	(2,300,733)	(2,273,019)
Net Increase (Decrease) in Shares Outstanding	295,713	(647,496)

[a]	During the period ended February 28, 2018, 520,798 Class C shares representing $7,904,166 were automatically converted to 483,223 Class A shares.
[b]

During the period ended February 28, 2018, 178,636 Class Y shares representing $2,671,842 were exchanged for 178,401 Class I shares and 22,357 Class A shares representing $336,855 were exchanged for 22,312 Class I shares. During the period ended February 28, 2017, 182,886 Class Y shares representing $2,557,789 were exchanged for 182,822 Class I shares, 6,472 Class A shares representing $86,591 were exchanged for 6,362 Class Z shares and 21,559 Class Z shares representing $310,659 were exchanged for 21,847 Class Y shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended February 28/29
Class A Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.53	12.87	14.50	14.49	10.83
Investment Operations:
Investment income—net[a]	.02	.03	.02	.01	.01
Net realized and unrealized gain (loss) on investments	2.76	2.36	(.75)	1.03	3.72
Total from Investment Operations	2.78	2.39	(.73)	1.04	3.73
Distributions:
Dividends from investment income—net	-	(.02)	-	-	(.02)
Dividends from net realized gain on investments	(1.44)	(.71)	(.90)	(1.03)	(.05)
Total Distributions	(1.44)	(.73)	(.90)	(1.03)	(.07)
Net asset value, end of period	15.87	14.53	12.87	14.50	14.49
Total Return (%)[b]	19.73	18.91	(5.52)	7.61	34.52
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14	1.17	1.16	1.17	1.18
Ratio of net expenses to average net assets	1.04	1.13	1.13	1.13	1.13
Ratio of net investment income to average net assets	.14	.24	.14	.08	.05
Portfolio Turnover Rate	51.59	62.74	53.69	49.29	46.34
Net Assets, end of period ($ x 1,000)	566,182	486,156	531,434	578,656	643,506

a Based on average shares outstanding.
b Exclusive of sales charge.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28/29
Class C Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.59	12.15	13.84	13.98	10.52
Investment Operations:
Investment (loss)—net[a]	(.08)	(.07)	(.08)	(.09)	(.08)
Net realized and unrealized gain (loss) on investments	2.57	2.22	(.71)	.98	3.59
Total from Investment Operations	2.49	2.15	(.79)	.89	3.51
Distributions:
Dividends from investment income—net	-	-	-	-	-
Dividends from net realized gain on investments	(1.44)	(.71)	(.90)	(1.03)	(.05)
Total Distributions	(1.44)	(.71)	(.90)	(1.03)	(.05)
Net asset value, end of period	14.64	13.59	12.15	13.84	13.98
Total Return (%)[b]	18.95	18.04	(6.23)	6.79	33.43
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.88	1.91	1.90	1.91	1.95
Ratio of net expenses to average net assets	1.79	1.88	1.88	1.88	1.88
Ratio of net investment (loss) to average net assets	(.58)	(.51)	(.61)	(.67)	(.70)
Portfolio Turnover Rate	51.59	62.74	53.69	49.29	46.34
Net Assets, end of period ($ x 1,000)	43,106	118,442	118,252	135,359	128,347

a Based on average shares outstanding.
b Exclusive of sales charge.
See notes to financial statements.

.

	Year Ended February 28/29
Class I Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.56	12.92	14.58	14.53	10.89
Investment Operations:
Investment income—net[a]	.06	.07	.06	.05	.04
Net realized and unrealized gain (loss) on investments	2.77	2.37	(.76)	1.04	3.73
Total from Investment Operations	2.83	2.44	(.70)	1.09	3.77
Distributions:
Dividends from investment income—net	(.04)	(.09)	(.06)	(.01)	(.08)
Dividends from net realized gain on investments	(1.44)	(.71)	(.90)	(1.03)	(.05)
Total Distributions	(1.48)	(.80)	(.96)	(1.04)	(.13)
Net asset value, end of period	15.91	14.56	12.92	14.58	14.53
Total Return (%)	20.07	19.25	(5.28)	7.92	34.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86	.88	.88	.87	.86
Ratio of net expenses to average net assets	.79	.87	.86	.86	.84
Ratio of net investment income to average net assets	.40	.51	.42	.37	.32
Portfolio Turnover Rate	51.59	62.74	53.69	49.29	46.34
Net Assets, end of period ($ x 1,000)	314,303	447,384	401,688	307,239	395,794

a Based on average shares outstanding.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28/29
Class Y Shares	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	14.55	12.92	14.58	14.54	11.51
Investment Operations:
Investment income—net[b]	.06	.08	.07	.06	.01
Net realized and unrealized gain (loss) on investments	2.76	2.37	(.75)	1.03	3.10
Total from Investment Operations	2.82	2.45	(.68)	1.09	3.11
Distributions:
Dividends from investment income—net	(.05)	(.11)	(.08)	(.02)	(.03)
Dividends from net realized gain on investments	(1.44)	(.71)	(.90)	(1.03)	(.05)
Total Distributions	(1.49)	(.82)	(.98)	(1.05)	(.08)
Net asset value, end of period	15.88	14.55	12.92	14.58	14.54
Total Return (%)	20.05	19.34	(5.16)	7.91	27.13[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.80	.79	.81	.92[d]
Ratio of net expenses to average net assets	.78	.79	.79	.79	.83[d]
Ratio of net investment income to average net assets	.38	.58	.48	.39	.13[d]
Portfolio Turnover Rate	51.59	62.74	53.69	49.29	46.34
Net Assets, end of period ($ x 1,000)	348,911	229,861	210,912	268,554	2,721

a From July 1, 2013 (commencement of initial offering) to February 28, 2014.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
See notes to financial statements.

	Year Ended February 28/29
Class Z Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.77	13.09	14.75	14.69	10.99
Investment Operations:
Investment income—net[a]	.06	.06	.05	.04	.03
Net realized and unrealized gain (loss) on investments	2.81	2.40	(.76)	1.05	3.77
Total from Investment Operations	2.87	2.46	(.71)	1.09	3.80
Distributions:
Dividends from investment income—net	(.03)	(.07)	(.05)	(.00)[b]	(.05)
Dividends from net realized gain on investments	(1.44)	(.71)	(.90)	(1.03)	(.05)
Total Distributions	(1.47)	(.78)	(.95)	(1.03)	(.10)
Net asset value, end of period	16.17	14.77	13.09	14.75	14.69
Total Return (%)	20.02	19.17	(5.31)	7.86	34.70
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86	.93	.91	.90	.95
Ratio of net expenses to average net assets	.83	.93	.90	.90	.94
Ratio of net investment income to average net assets	.36	.44	.37	.31	.24
Portfolio Turnover Rate	51.59	62.74	53.69	49.29	46.34
Net Assets, end of period ($ x 1,000)	475,713	430,180	389,776	441,658	451,517

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Research Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized 100 million Class T shares which resulted in the fund’s total authorized shares increasing from 500 million to 600 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T, Class Y and Class Z. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with

GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if

NOTES TO FINANCIAL STATEMENTS (continued)

there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 28, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	1,674,767,787	-	-	1,674,767,787
Equity Securities - Foreign Common Stocks†	41,524,567	-	-	41,524,567
Registered Investment Companies	75,040,001	-	-	75,040,001

† See Statement of Investments for additional detailed categorizations.

At February 28, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended February 28, 2018, The Bank of New York

NOTES TO FINANCIAL STATEMENTS (continued)

Mellon earned $55,770 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 28, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended February 28, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At February 28, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $26,000,844, undistributed capital gains $78,327,017 and unrealized appreciation $529,436,173.

The tax character of distributions paid to shareholders during the fiscal periods ended February 28, 2018 and February 28, 2017 were as follows: ordinary income $12,862,429 and $6,954,274, and long-term capital gains $152,930,769 and $82,509,151, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2018, was approximately $535,100 with a related weighted average annualized interest rate of 2.47%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of Class Z (excluding taxes, brokerage fees, interest expense, commitment fees on borrowings, and extraordinary expenses) exceed 1½% of the value of Class Z shares’ average daily net assets, Dreyfus will bear such excess expense. In addition, Dreyfus had contractually agreed, from March 1, 2017 through April 20, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceeded .88% for Class A, C, I and Z shares and .80% for Class Y shares of the value of the respective class’ average daily net assets. Dreyfus has also contractually agreed, from April 21, 2017 through June 30, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding certain expenses as described above) do not exceed .78% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $1,046,291 during the period ended February 28, 2018.

During the period ended February 28, 2018, the Distributor retained $9,366 from commissions earned on sales of the fund’s Class A shares and $6,632 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the

NOTES TO FINANCIAL STATEMENTS (continued)

period ended February 28, 2018, Class C shares were charged $726,029 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets and Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2018, Class A, Class C and Class Z shares were charged $1,245,795, $242,010 and $196,779, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 28, 2018, the fund was charged $329,547 for transfer agency services and $29,334 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $29,334.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 28, 2018, the fund was charged $73,299 pursuant to the custody agreement. These fees were partially offset by earnings credits of $141.

During the period ended February 28, 2018, the fund was charged $11,028 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $1,140,060, Distribution Plan fees $26,929, Shareholder Services Plan fees $155,148, custodian fees $32,196, Chief Compliance Officer fees $7,326 and transfer agency fees $66,680, which are offset against an expense reimbursement currently in effect in the amount of $248,933.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2018, amounted to $891,501,723 and $1,162,274,845, respectively.

At February 28, 2018, the cost of investments for federal income tax purposes was $1,261,896,182; accordingly, accumulated net unrealized appreciation on investments was $529,436,173, consisting of $552,980,467 gross unrealized appreciation and $23,544,294 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus Research Growth Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Research Growth Fund, Inc. (the “Fund”), including the statements of investments and investments in affiliated issuers, as of February 28, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the indicated periods and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Dreyfus Research Growth Fund, Inc. at February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
April 24, 2018

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby reports 54.43% of the ordinary dividends paid during the fiscal year ended February 28, 2018 as qualifying for the corporate dividends received deduction. For the fiscal year ended February 28, 2018, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $12,862,429 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. The fund also hereby reports $.3579 per share as a long-term capital gain distribution paid on June 23, 2017 and also $.0884 per share as a short-term capital gain distribution and $.9928 per share as a long-term capital gain distribution paid on December 19, 2017.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 14-15, 2018, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board also considered the positive returns of the fund in the various periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives stated that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until June 30, 3018, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.78% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board expressed concern about the fund’s relative performance and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement through September 30, 2018.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 125

———————

Peggy C. Davis (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 46

———————

David P. Feldman (78)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 32

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 53

———————

Ehud Houminer (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 53

———————

Lynn Martin (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

No. of Portfolios for which Board Member Serves: 32

———————

Robin A. Melvin (54)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 100

———————

Dr. Martin Peretz (78)

Board Member (1971)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1968-2010)

No. of Portfolios for which Board Member Serves: 32

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 125 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 150 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 144 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

For More Information

Dreyfus Research Growth Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DWOAX Class C: DWOCX Class I: DWOIX Class Y: DRYQX Class Z: DREQX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6232AR0218

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,702 in 2017 and $35,222 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,591 in 2017 and $9,384 in 2018. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,636 in 2017 and $3,674 in 2018.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $4,832 in 2017 and $5,128 in 2018.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $18,422,804 in 2017 and $29,136,713 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Research Growth Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    April 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    April 27, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    April 27, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)